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                United States Securities and Exchange Commission
                             Washington, D.C. 20429

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                        Date of Report: October 15, 2007

                            WACCAMAW BANKSHARES, INC.
                 (Name of Small Business Issuer in its Charter)


               NORTH CAROLINA                        52-2329563
       (State or other Jurisdiction of              (IRS Employer
       incorporation or organization)              Identification No.)

                 110 N. Powell Boulevard Whiteville, N.C. 28472
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                     (address of Principal Executive Office)

                                 (910) 641-0044
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                (Issuer's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the third quarter of 2007.


      The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued October 15, 2007

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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 15, 2007.


                                         WACCAMAW BANKSHARES, INC.

Date: October 15, 2007                   /s/ James G. Graham
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                                         By:  James G. Graham
                                         Its: President & CEO